UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2026

SPACCircle Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43511	98-1937776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8795 Folsom Blvd
Sacramento, California 95826

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (916) 806-7146

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, one redeemable warrant and one right	SCQCU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	SCQC	The Nasdaq Stock Market LLC
Warrants, exercisable for one Class A ordinary share at an exercise price of $11.50 per share	SCQCW	The Nasdaq Stock Market LLC
Rights, each entitling the holder to receive one-half (1/2) of one Class A ordinary share	SCQCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 28, 2026, SPACCircle Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 10,000,000 units (the “Units”). The Company granted the underwriters (the “Underwriters”) a 45-day option from the date of the prospectus (the “Over-Allotment Option”) to purchase up to an additional 1,500,000 Units at the initial public offering price to cover over-allotments (the “Option Units”), if any. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $100,000,000. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (each, a “Class A Ordinary Share”), one redeemable warrant of the Company entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, and one right to receive one-half (1/2) of one Class A Ordinary Share upon the consummation of the Company’s initial business combination.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-298956) declared effective by the U.S. Securities and Exchange Commission on October 26, 2026 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated October 26, 2026, by and between the Company and D. Boral Capital LLC, as representative of the Underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated October 26, 2026, by and between the Company and VStock Transfer, LLC, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Share Rights Agreement, dated October 26, 2026, by and between the Company and VStock Transfer, LLC, as share rights agent, a copy of which is attached as Exhibit 4.2 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated October 26, 2026, by and between the Company and Equiniti Trust Company, LLC, as trustee (the “Trustee”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated October 26, 2026, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated October 26, 2026 (the “Private Placement Units Purchase Agreement”), by and between the Company and SPACCircle Sponsor LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Letter Agreement, dated October 26, 2026, by and among the Company, its officers (the “Officers”), its Directors (as defined below) and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated October 26, 2026, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	Indemnity Agreements, dated October 26, 2026, by and among the Company and each director and executive officer of the Company, a form of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Units Purchase Agreement, the Company completed the private sale of an aggregate of 266,590 private placement units (the “Private Placement Units”) to the Sponsor at a price of $10.00 per Private Placement Unit, or $2,665,900 in the aggregate. No underwriting discounts or commissions were paid with respect to such sale. The Private Placement Units (and underlying securities) are identical to the Units sold in the IPO, except as otherwise disclosed in the Registration Statement. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 26, 2026, in connection with the IPO, Jeffrey W. Cordell, Stephen Markscheid, Diana Glassman and Daniel Torpey (collectively with John Dicconson, Augustin Meloty-Kapella and Soumen Das, the “Directors”) were appointed to the board of directors of the Company (the “Board”). Effective October 26, 2026, each of Mr. Markscheid, Ms. Glassman and Mr. Torpey was appointed to the Board’s Audit Committee, with Mr. Torpey serving as chair of the Audit Committee. Each of Mr. Markscheid, Ms. Glassman and Mr. Cordell was appointed to the Board’s Compensation Committee, with Ms. Glassman serving as chair of the Compensation Committee.

On October 26, 2026, the Company entered into indemnity agreements with each of the Directors and the Officers, which require the Company to indemnify each Director and Officer to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing summary of the indemnity agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of indemnity agreement, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to the Amended and Restated Memorandum and Articles of Association; Change in Fiscal Year.

On October 26, 2026, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands Registrar of Companies, which was effective on such date. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $100,500,000 of the proceeds from the IPO and the sale of the Private Placement Units (which amount includes up to $4,000,000 in the aggregate of the Underwriter’s deferred underwriting commissions solely on amounts remaining in the trust account following all properly submitted shareholder redemptions in connection with the consummation of the Company's initial business combination) was placed in a U.S.-based trust account maintained by the Trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes and for winding up and dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 12 months from the closing of the IPO (the “Completion Window”), or by such earlier liquidation date as the Board may approve, subject to applicable law, and (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Amended and Restated Memorandum and Articles of Association to modify the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it has not consummated an initial business combination within the Completion Window or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On October 26, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On October 28, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 26, 2026, by and between the Company and D. Boral Capital LLC, as representative of the Underwriters.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

4.1	Warrant Agreement, dated October 26, 2026, by and between the Company and VStock Transfer, LLC, as warrant agent.

4.2	Share Rights Agreement, dated October 26, 2026, by and between the Company and VStock Transfer, LLC, as share rights agent.

10.1	Investment Management Trust Agreement, dated October 26, 2026, by and between the Company and Equiniti Trust Company, LLC, as trustee.

10.2	Registration Rights Agreement, dated October 26, 2026, by and among the Company and certain security holders.

10.3	Private Placement Units Purchase Agreement, dated October 26, 2026, by and between the Company and the Sponsor.

10.4	Letter Agreement, dated October 26, 2026, by and among the Company, its officers, its directors and the Sponsor.

10.5	Administrative Services Agreement, dated October 26, 2026, by and between the Company and the Sponsor.

10.6	Form of Indemnity Agreement.

99.1	Press Release, dated October 26, 2026.

99.2	Press Release, dated October 28, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPACCIRCLE ACQUISITION CORP.

	By:	/s/ John Dicconson
		Name:	John Dicconson
		Title:	Chief Executive Officer
Dated: October 28, 2026

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